SUPPLEMENT DATED AUGUST 12, 2009

TO THE PROSPECTUSES OF

WESTERN ASSET / CITISM INSTITUTIONAL CASH RESERVES*,

A SERIES OF

LEGG MASON PARTNERS INSTITUTIONAL TRUST

Effective as of the date of this supplement, the following replaces any contrary information in each Prospectus of the fund listed above.

Effective August 12, 2009, the voluntary expense cap for each class of shares of the fund has been raised 0.10%. Because of these new voluntary expense caps, actual total operating expenses are not expected to exceed 0.25%, with respect to Class O shares, 0.30%, with respect to Class L shares, 0.45%, with respect to SVB Securities Horizon Shares, 0.55%, with respect to Class I shares, and 0.45%, with respect to Class S shares. These voluntary expense caps do not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement each voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the expense cap and recapture arrangement.

* “Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citibank.

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